UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) _________________________________

GBC BANCORP

(Exact name of registrant as specified in its charter)

California	0-16213	95-3586596
(State or other Jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer of Identification No.)

800 West 6th Street, Los Angeles,	California 90017

(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code 213/972-4172

(Former name or former address, if changed since last report.

Item 9. Regulation FD Disclosure

Certification

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of   GBC Bancorp (the "Company"), hereby certifies to his knowledge that the Company's Quarterly Report on Form 10Q for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 9, 2003                                                                    By:   /s/ Peter E. Lowe

                                                                                                Name: Peter E. Lowe

                                                                                                Title: Executive Vice President &

                                                                                                Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18   U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

Certification

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of   GBC Bancorp (the "Company"), hereby certifies to his knowledge that the Company's Quarterly Report on Form 10Q for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 9, 2003                                                                            By:   /s/ Peter Wu__________

                                                                                                         Name: Peter Wu

                                                                                                         Title: President & Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18   U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.